UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2022

The Necessity Retail REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A Common Stock, $0.01 par value	RTL	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	RTLPP	The Nasdaq Global Select Market
7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPO	The Nasdaq Global Select Market
Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 25, 2022, The Necessity Retail REIT, Inc., a Maryland corporation (the “Company”), through wholly owned subsidiaries of The Necessity Retail REIT Operating Partnership, L.P., the Company’s operating partnership (the “Operating Partnership”), acquired 10 properties (the “Second Closing Properties”) from certain subsidiaries of CIM Real Estate Finance Trust, Inc. (the “Sellers”) pursuant to the previously disclosed purchase and sale agreement among the Company, the Operating Partnership and the Sellers. The Second Closing Properties consist of 10 power centers and grocery-anchored multi-tenant retail centers. The acquired properties are located across 9 states and aggregate approximately 1.62 million square feet, and represent the second tranche of the Company’s previously announced acquisition of 81 properties (together, the “CIM Portfolio”) from the Sellers. The Second Closing Properties contain approximately 1.62 million rentable square feet and were 89% leased to 123 tenants as of September 30, 2021. As of September 30, 2021, those leases had a weighted average remaining lease term of 5.7 years. As previously reported on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2022, the Company acquired an initial tranche of 44 power centers and grocery-anchored multi-tenant retail centers and a detention pond parcel at an aggregate purchase price of $547.4 million, excluding closing costs. Neither the Sellers nor CIM Real Estate Finance Trust have a material relationship with the Company, the Operating Partnership or any of their respective subsidiaries and the acquisition was not an affiliated transaction.

The aggregate purchase price of the Second Closing Properties was $220.8 million, excluding closing costs. The Company funded the purchase price of the Second Closing Properties from a combination of a $175 million draw under the Company’s credit facility, assumed mortgages of $19.3 million, the issuance of $26.7 million in value of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”) and the remainder with cash on hand. The Second Closing Properties contain approximately 1.62 million rentable square feet and were 89% leased to 123 tenants as of September 30, 2021. As of September 30, 2021, those leases had a weighted average remaining lease term of 5.7 years.

The following table lists information about the Second Closing Properties:

Portfolio	Number of Properties	Rentable Square Feet	Remaining Lease Term(1)	Percentage Leased(2)
Fourth Creek Landing	1	67,547	4.8	100%
Cottonwood Commons	1	191,684	4.9	87%
Target Center	1	83,657	1.5	100%
Lafayette Pavilion	1	381,737	5.9	77%
The Center at Hobbs Brook	1	230,615	4.8	95%
Houma Crossing	1	181,423	6.3	90%
Blankenbaker Plaza	1	86,925	5.1	83%
Lawton Marketplace	1	187,961	7.0	90%
Western Crossing	1	68,453	7.5	100%
North Lake Square	1	140,116	7.3	100%

Total	10	1,620,118	5.7	89%
(1)	Remaining lease term in years as of September 30, 2021. Because the portfolio has multiple properties with varying lease expirations, remaining lease term is calculated as a weighted-average based on annualized rental income on a straight-line basis.

(2)	Occupancy data as of September 30, 2021.

The Company expects to complete the acquisition of the remaining properties in the CIM Portfolio in the first quarter of 2022. There can be no assurance that any subsequent closing will occur, or of the timing of any such closing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 25, 2022, the Company, through the Operating Partnership, drew $175 million from its existing credit facility with BMO Harris Bank, N.A. in connection with the acquisition of the Second Closing Properties. A description of the credit facility is included in the Company’s Current Report on Form 8-K filed with the SEC on October 4, 2021. The description is a summary and is qualified in its entirety by the terms of the credit agreement relating to the credit facility, which was filed with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 4, 2021 and is incorporated by reference herein. In total, the Company has drawn $345 million from its existing credit facility in relation to the acquisition.

Item 3.02 Unregistered Sales of Equity Securities.

As noted in Item 2.01 above, on February 25, 2022, the Company issued 3,185,414 shares of Class A Common Stock with a value for these purposes equal to $26.7 million to satisfy a portion of the purchase price of the Second Closing Properties. The issuance of the shares of Class A Common Stock was made in reliance on the exemption from registration in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D thereunder.

Item 7.01 Regulation FD Disclosure.

On February 28, 2022, the Company issued a press release announcing the acquisition of the Second Closing Properties and the change of the Company’s name.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. This press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

The statements contained in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the outcome to be materially different. In addition, words such as “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “seek,” “may,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the potential adverse effects of the ongoing global COVID-19 pandemic, including actions taken to contain or treat COVID-19, on the Company, the Company’s tenants and the global economy and financial markets as well as those set forth in the Company’s Current Reports on Form 8-K dated December 20, 2021 and February 14, 2022 describing additional facts and risk factors relating to the transaction described in this filing and the Risk Factors section of the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022 and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. In particular, the transactions described are subject to closing conditions, including conditions that are outside of the Company’s control, and the transactions described may not be completed on the contemplated terms, or at all, or they may be delayed. The Company may not be able to obtain financing to acquire the remaining properties. Forward looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Properties Acquired.

The financial statements required to be filed under Item 9.01(a) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date the initial report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required to be filed under Item 9.01(b) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date the initial report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description
10.1	Agreement of Purchase and Sale, dated as of December 17, 2021, by and between the Sellers identified therein and American Finance Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on December 20, 2021).
10.2	First Amendment to Agreement of Purchase and Sale, dated January 3, 2022, by and between the Sellers identified therein and American Finance Operating Partnership (incorporated herein by reference to Exhibit 10.45 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.3	Second Amendment to Agreement of Purchase and Sale, dated January 10, 2022, by and between the Sellers identified therein and American Finance Operating Partnership (incorporated herein by reference to Exhibit 10.46 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.4	Third Amendment to Agreement of Purchase and Sale, dated January 14, 2022, by and between the Sellers identified therein and American Finance Operating Partnership (incorporated herein by reference to Exhibit 10.47 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.5	Fourth Amendment to Agreement of Purchase and Sale, dated January 19, 2022, by and between the Sellers identified therein and American Finance Operating Partnership (incorporated herein by reference to Exhibit 10.48 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.6	Fifth Amendment to Agreement of Purchase and Sale, dated January 21, 2022, by and between the Sellers identified therein and American Finance Operating Partnership (incorporated herein by reference to Exhibit 10.49 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.7	Leasing Earnout Side Letter Agreement, dated February 9, 2022, by and between the Sellers identified therein and American Finance Operating Partnership (incorporated herein by reference to Exhibit 10.50 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.8	Sixth Amendment to Agreement of Purchase and Sale, dated February 10, 2022, by and between the Sellers identified therein and American Finance Operating Partnership (incorporated herein by reference to Exhibit 10.51 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.9	Seventh Amendment to Agreement of Purchase and Sale, dated February 11, 2022, by and between the Sellers identified therein and American Finance Operating Partnership (incorporated herein by reference to Exhibit 10.52 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
99.1	Press Release dated February 28, 2022.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NECESSITY RETAIL REIT, INC.

Date: February 28, 2022	By:	/s/ Edward M. Weil, Jr.
	Name:	Edward M. Weil, Jr.
	Title:	Chief Executive Officer and President